FORM 8-K


                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549



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                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                  Date of Report January 28, 2004
                 (Date of earliest event reported)


                    DENTSPLY INTERNATIONAL INC
          (Exact name of Company as specified in charter)



           Delaware              0-16211        39-1434669
     (State of Incorporation)  (Commission    (IRS Employer
                               File Number)  Identification No.)




      221 West Philadelphia Street, York, Pennsylvania    17405
        (Address of principal executive offices)        (Zip Code)



                          (717) 845-7511
         (Company's telephone number including area code)









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Item 7. - Financial Statements and Exhibits

(a)  Financial Statements - Not applicable.

(b)  Exhibits:

     99.1 Transcript of the Company's conference call which it conducted on January 28, 2004 related to the fourth quarter 2003 sales and earnings release issued January 27, 2004 as referenced in Item 12.

Item 12. - Disclosure of Results of Operations and Financial
Condition.

   The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

   On January 28, 2004, the Company conducted a conference call to discuss the sales and earnings release for the fourth quarter of 2003 that was issued on January 27, 2004 and to answer any questions raised by the call's audience. The transcript of this conference call is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DENTSPLY INTERNATIONAL INC
                                                  (Company)



                                          /s/Bret W. Wise
                                             Bret W. Wise
                                             Senior Vice President and
                                             Chief Financial Officer

Date: February 3, 2004